UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 21, 2006
THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6300 Wilson Mills Road, Mayfield Village, Ohio 44143

(Address of principal executive offices)       (Zip Code)
Registrant’s telephone number, including area code 440-461-5000
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On April 21, 2006, The Progressive Corporation issued a news release announcing a stock split, second quarter dividend, share repurchase authorization and the Annual Shareholder Meeting results. A copy of the news release is attached hereto as Exhibit 99.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
See exhibit index on page 4.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 21, 2006

THE PROGRESSIVE CORPORATION
By:	/s/ Jeffrey W. Basch
	Name:	Jeffrey W. Basch
	Title:	Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.
Under Reg.	Form 8-K
S-K Item	Exhibit
601	No.	Description
(99)	99	News release dated April 21, 2006 announcing a stock split, second quarter dividend, share repurchase authorization and the Annual Shareholder Meeting results

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